Statements of Loss and Comprehensive Loss (CAD)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Revenue
Survey revenue [note 16]	144,650	443,011	3,683,326
Expense
Survey cost	46,713	466,428	1,587,120
General and administrative	3,218,143	3,678,806	3,569,079
Stock based compensation expense [note 10]	344,800	577,815	672,060
Amortization of property and equipment	160,478	164,065	175,900
Total expense	3,770,134	4,887,114	6,004,159
Net revenue	(3,625,484)	(4,444,103)	(2,320,833)
Other expense (income)
Interest income, net	(16,353)	(9,923)	(80,633)
Loss (gain) on foreign exchange	(28,209)	16,509	150,958
Oil and natural gas operations and other	3,679	665	15,004
Loss on sale of property		1,074	(1,037)
Other Expense (Income)	(40,883)	8,325	84,292
Net loss and comprehensive loss	(3,584,601)	(4,452,428)	(2,405,125)
Net loss per share - basic and diluted [note 9]	(0.10)	(0.14)	(0.07)